Other non-current assets	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other non-current assets

NOTE 9: OTHER NON-CURRENT ASSETS

(€’000)	As at 31 December,
	2018	2017
Non-current trade receivables Mesoblast licence agreement	1,743	0

Total	1,743	0

In May 2018, the Group has entered into an exclusive license agreement with Mesoblast. More details on the transaction and its revenue recognition pattern is set forth in disclosure note 24.

(€’000)	As at 31 December,
	2018	2017
Deposits	215	273
R&D Tax credit receivable	1,472	1,161

Total	1,687	1,434

The non-current assets refer to security deposits paid to the lessors of the building leased by the Group and to the Social Security administration.

In 2017, the Company recognized for the first time a receivable on the amounts to collect from the federal government as R&D tax credit (€1.2 million), including a one-off catch-up effect. For the current year, a further R&D tax credit receivable has been recorded for the 2018 base increment (€0.3 million).